                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission (the "Report") of Nuveen Investments, Inc. (the "Company") and pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President, Finance of the Company, hereby certifies that:

          (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of this 13th day of March, 2006.


                                        /s/ Margaret E. Wilson
                                        ----------------------------------------
                                        Margaret E. Wilson
                                        Senior Vice President, Finance
                                        (Principal Financial and
                                        Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.